UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 28, 2005
                               (March 23, 2005)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  0-22356                    58-20583
(State or Other Jurisdiction     (Commission File            (IRS Employer
      of Incorporation)               Number)             Identification No.)



                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

         On March 23, 2005, the Board of Directors of Friedman's Inc. ("Friedman's" or the "Company") approved a business plan for calendar year 2005 (the "Business Plan"). While the Company continues to evaluate its strategic emergence alternatives, the Business Plan assumes that the Company will not emerge from chapter 11 until after calendar year 2005 and sets forth certain goals and objectives for the Company's business and operational turnaround which it plans to effect during calendar year 2005.

         Friedman's developed the Business Plan in connection with the chapter 11 process. Friedman's has made, or will be making, information regarding the Business Plan available to the official unsecured creditors' committee, the United States Trustee, and to third parties, in connection with the Company's review of strategic alternatives to emerge from chapter 11. The Business Plan is designed to address the issues and events which led to the Company's filing for chapter 11 protection, as well the initiatives the Company has proposed to stabilize and turnaround its operations.

         The following information contains certain "non-GAAP financial measures" as defined in Item 10(e) of Regulation S-K of the Securities Exchange Act of 1934 (the "Exchange Act"). EBITDAIR (earnings before interest expense, taxes, depreciation and amortization and investigation and restructuring expenses) is not a Generally Accepted Accounting Principles ("GAAP") measurement, but is included in the Business Plan, as the Company believes it is a useful measure of normalized operating performance for a retail company in chapter 11. EBITDAIR is provided to enhance the understanding of our projected operating results. It should not be construed as an alternative to income from operations or net income as an indicator of operating performance or as an alternative to cash flows from operating activities as a measure of liquidity as determined in accordance with GAAP. All companies do not calculate EBITDAIR in the same manner. As a result, EBITDAIR as projected may not be comparable to EBITDAIR used by other companies. Income from operations and net income are GAAP measures that may be considered comparable to EBITDAIR. Set forth below is a reconciliation of projected EBITDAIR for calendar year 2005 to projected income from operations and projected net income/(loss) for calendar year 2005. Investors should note that these non-GAAP financial measures involve judgments by management. The Company uses EBITDAIR to measure its performance during the restructuring.

         The financial projections set forth below are based on a calendar year-end. The Company's fiscal year has historically ended on the last Saturday in September; however, the Company is currently considering changing its fiscal year-end to December 31st. Accordingly, such information is not presented on the same period basis as the Company's historical financial statements.

         For the twelve months ending December 31, 2005, the Company is projecting EBITDAIR of approximately $6.7 million and a net loss of approximately $(46.9) million.

   ($Thousands)
December 31, 2005E
EBITDAIR                                                       $6,683

Store Closing Costs (Ordinary Course)                              490
Ch.11 Related Store Closing Costs                               28,750
Investigation and Restructuring Fees                            25,809

                                                        ---------------
Restructuring and Related Charges                             (55,048)

Depreciation & Amortization
Depreciation                                                     9,608
Amortization                                                     6,324
                                                        ---------------
Total D&A                                                       15,932

                                                        ---------------
Income from Operations                                        (64,297)

Interest
Interest Expense                                                 5,550
Other Fees                                                         358
                                                        ---------------
Total Interest                                                   5,908

Loss on Writedown of Assets                                         --
Litigation Contingency                                              --
Other Income Taxes Expense                                       2,484

                                                        ---------------
Net Income / (Loss)  before Taxes                             (72,688)

Income Tax Provision                                            25,804

                                                        ---------------
Net Income / (Loss)                                          $(46,884)
                                                        ===============


Cautionary Statement Regarding Financial and Operating Data

         The Company cautions investors and potential investors not to place undue reliance on the information contained in this Item. This Item contains financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. This Item contains information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the projections contained in this Item should not be viewed as indicative of future results. Furthermore, no adjustments have been made for any possible limitations on the availability of net operating losses under Section 382 of the Internal Revenue Code of 1986.

         The foregoing forecasts and projections contained herein are based on a number of estimates and assumptions, which are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company. The forecasts and projections are also based on assumptions with respect to future business decisions on the part of the Company, its vendors, its customers and others, all of which are subject to change. There is no assurance that the forecasts and projections will be realized. Actual results achieved may vary significantly from those shown herein and such differences may be material. Under no circumstances should such information be construed as a representation or prediction that the Company will achieve or is likely to achieve any particular results.

         The Company cautions investors, potential investors and other stakeholders not to place undue reliance on the projected financial information. On November 17, 2003, the Company announced that it had determined that its financial statements for the fiscal years ending September 30, 2000 through September 30, 2002 and the first three quarters of fiscal 2003 were to be restated and should not be relied upon. The Company's auditors, Ernst & Young, LLP ("E&Y"), simultaneously informed the Company that it was withdrawing its audit opinions on the previously filed annual financial statements. Subsequently, the Company commenced a thorough review of its accounting records on a quarterly basis to identify the sources and quantify the amount of required adjustments to its financial records. On January 24, 2005, following the Company's filing for Chapter 11 protection, E&Y informed the Company that it would discontinue its relationship with the Company. In addition, E&Y informed the Company that it would not serve as the Company's independent public accounting firm, complete the restatement of prior financial statements, or complete the audit of fiscal 2003 and fiscal 2004.

                                     * * *

     The Company anticipates that in 2005 it will focus on the following issues:

     o A store closure and inventory liquidation process designed to cure historical overexpansion and poor inventory management processes
     o   Form a strong, centralized management team
     o Refocus attention on retail fundamentals, such as merchandising and marketing
     o Improve controls and business processes related to the operation of its credit program o Build an appropriate infrastructure to support the business objectives in 2005 and beyond o Evaluate needs for additional investment of capital

         Historically, the Company relied on small, regional chain processes, which contributed in part to its financial and operational difficulties. Going forward, pursuant to the Business Plan, Friedman's intends to adjust its business model so that it can efficiently operate as a large, regional fine jewelry chain. These changes will include establishing controls and centralized processes such as (i) analytics-based credit, (ii) best practices merchandising, (iii) improved merchandise assortment planning and allocation,
(iv) branding and sub-branding, (v) normalized inventory management processes,
(vi) customer centric shopping experience, (vii) rebuilding the trusted brand of "Value Leader", (viii) a cohesive real estate strategy and (ix) building an appropriate infrastructure.

         These changes will focus on implementing best practices in the four areas outlined below.

Credit and Collections

         The Company intends to revise its collections process by creating a centralized, focused collections group, thus enabling the retail stores to focus on retail "best practices" and the centralized credit function to focus on collection "best practices". In addition, the Company will review its current in-store payment acceptance strategy, and, where appropriate, introduce additional payment options.

         Friedman's business model has always relied on credit as an integral part of its business, and it intends to continue to do so in the future. Nevertheless, the Company reviewed the historical credit underwriting processes and identified changes that need to occur in order for Friedman's to improve its credit performance and make credit an important component of the retail process rather than the sole driver of its business. These changes will include tightening credit to higher risk customers and centralizing the credit decision process internally.

Merchandising and Marketing

         The Company's goal in the merchandising area is to better use merchandising to drive sales and margins, while also using Friedman's unique credit offering. It will continue to create a merchandise assortment with a focus on fashion, style and quality with a strong value proposition, and constantly react to evolving trends and/or demographics. Some of the components of this plan will include (i) implementing changes to the existing the inventory program that will improve margins and allow the Company to manage inventory more efficiently; (ii) developing a marketing plan that will position Friedman's brand towards its target market and leverage the Company's credit program; and (iii) building a strong and talented merchandising team.

Sales Organization

         The Business Plan contemplates moving away from being solely a "credit provider" and back to executing basic and fundamental retail practices. This entails offering a consistent, pleasant, and productive shopping experience created by guest-focused, highly motivated and knowledgeable sales associates. As part of this program, Friedman's is implementing a number of associate initiatives to attract, develop, and retain the best people possible and provide them with the tools, training and incentives to be successful. Management is also assessing and restructuring the field management team in order to provide stores with appropriate levels of leadership and support and to identify the developmental needs of the organization. The second step in this process is to create an effective selling organization by: (i) establishing sales productivity goals for all sales associates, (ii) implementing a clientele program to capture preferred customer contact information and promote long term relationships, (iii) promoting the use of varied payment options, including layaway, credit, cash, and bank credit card through improved training and focus, and (iv) acknowledging and rewarding top sales producers on an ongoing and consistent basis. Friedman's will also focus on improving execution at the store level through "Guest Readiness Review Processes" and monthly business reviews at the store, district, regional, and corporate levels. Lastly, the Company intends to implement a follow-up and accountability process around all actionable communication in order to ensure timely and consistent compliance.

Real Estate

         The Company's real estate plan focuses on rationalizing the real estate store base and developing a go-forward real estate strategy. The main objectives include (i) developing, managing and preserving corporate real estate assets, (ii) overseeing the disposition of non-productive and underperforming real estate, and (iii) locating and developing opportunities for new stores and store relocations.

         As part of this plan, the Company conducted a store-by-store review to identify underperforming properties and determined 165 stores were performing at levels that did not warrant continued operation. An additional objective of the store closing program is to correct the Company's current inventory issues relating to clearance inventory by selling through its low margin clearance inventory through the stores closing program, leaving its go-forward stores with higher margin key and core inventory. The Company has retained a joint venture led by Gordon Brothers to manage the store closing process.

Cautionary Statement Regarding Forward-Looking Statements

         Some of the statements included in this Current Report on Form 8-K, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. The Company undertakes no obligation to update or revise any such forward-looking statements. The forward-looking statements and the Company's liquidity, capital resources, and results of operations are subject to a number of risks and uncertainties, including but not limited to, the following: the ability of the Company to operate as a going concern; the ability of the Company to continue to obtain use of cash collateral and/or debtor-in-possession (DIP) financing pursuant to the terms of such agreements; court approval of the motions prosecuted by the Company from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity and/or results of operations; competitive pressures from other retailers; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; potential adverse publicity; the final results of the audit including the review of the calculation of our allowance for doubtful accounts; the results of the SEC and United States Attorney's Office for the Eastern District of New York investigations; the results of various litigation; the effect of the restatement on our credit facilities, including funding availability thereunder and our relationship with our lenders; the effect of the restatement on our future earnings, including any adjustments to previously announced earnings forecasts; and other risks factors identified from time to time in our SEC reports, including, but not limited to, the report on Form 10-K for the year ended September 28, 2002.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of our various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the Company's common stock receiving no distribution on account of their interest and cancellation of their interests. As described in the Company's public statements in response to the request submitted to the United States Trustee for the appointment of a statutory equity committee, holders of the Company's common stock (both Series A and Series B common stock) and other equity interests (such as options and warrants) should assume that they could receive little or no value as part of a plan of reorganization. In addition, under certain conditions specified under the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in the Company's common stock or any claims relating to pre-petition liabilities and/or other interests in the Company such as warrants convertible into equity interests.


Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

         The following exhibits are filed as part of this report:

None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRIEDMAN'S INC.


Date:  March 28, 2005                   By: /s/ Ken Maher
                                            ------------------------------
                                            Name: Ken Maher
                                            Title: Chief Financial Officer